SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

                            HYBRID TECHNOLOGIES, INC.
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


      Nevada                       000-33391             88-0490890
--------------------- ----------------------- -------------------------
(State or Other Jurisdiction      (Commission       ( I.R.S. Employer
     of Incorporation)            File Number)      Identification No.)


5001 East Bonanza Road, Suite 138-145, Las Vegas, Nevada      89110
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    (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (818) 780-2403
                                                    -------------------

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        Former name or former address, if changed since last report


-----------------------------------------------------------------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities
 Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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


Item 2.01.  Completion of Acquisition or Disposition of Assets.


On December 3, 2004, Hybrid Technologies, Inc. (formerly Whistler Investments, Inc.), through our wholly-owned subsidiary Whistlertel, Inc., completed the acquisition of the assets of Trade Winds Telecom LLC, Fort Lauderdale, Florida, for a purchase price of $100,000. $20,000 of the purchase price was paid at closing on December 3, 2004,and the balance of the purchase price is represented by a one-year note in the principal amount of $80,000, bearing interest at the rate of 10% per annum.



Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses acquired.

                            TRADE WINDS TELECOM, LLC

                              Financial Statements

                                December 2, 2004

                                Table of Contents


Financial Statements

Report of Independent Registered Accounting Firm..............................1

Balance Sheet.................................................................2

Statement of Operations and Members' Deficit..................................3

Statement of Cash Flows.......................................................4

Notes to Financial Statements.................................................5

        Report of Independent Registered Public Accounting Firm


To the Board of Directors and Stockholders of Trade
Winds Telecom, LLC

We have audited the accompanying balance sheet of Trade Winds Telecom, LLC as of December 2, 2004, and the related statements of operations and members' deficit and cash flows from December 8, 2003 (Inception) through December 2, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Trade Winds Telecom, LLC as of December 2, 2004, and the results of its operations and its cash flows from December 8, 2003 (Inception) to December 2, 2004 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $68,234 from December 8, 2003 (Inception) through December 2, 2004. At December 2, 2004, current liabilities exceeded current assets by $88,227 and total liabilities exceeded total assets by $68,234. As discussed in Note A to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. These factors, discussed in Note A, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.


/s/ Mason Russell West, LLC
Littleton, CO
May 11, 2005

                            TRADE WINDS TELECOM, LLC
                                  Balance Sheet
                                December 2, 2004




                                     Assets

     Current Assets
          Cash                                                     $   1,619
          Accounts receivable                                          2,281
          Inventory                                                    4,849
                                                                   ----------
           Total Current Assets                                        8,749
                                                                   ----------


     Software                                                         23,045
          Accumulated amortization                                    (3,052)
                                                                   ----------

           Total Assets                                            $  28,742
                                                                   ==========



                       Liabilities and Stockholders' Deficit

     Current Liabilities
          Deferred revenue                                         $   2,065
          Related party payable                                       94,911
                                                                   ----------
           Total current liabilities                                  96,976
                                                                   ----------

     Members' Deficit
          Accumulated deficit                                         (68,234)
                                                                   -----------

           Total Liabilities and Stockholders' Deficit             $   28,742
                                                                   ===========










                 See Accompanying Notes And Accountant's Report
                                       -2-

                            TRADE WINDS TELECOM, LLC
                  Statement of Operations and Member's Deficit
              From December 8, 2003 (Inception) to December 2, 2004




Revenues                                                           $   29,077


Cost of goods sold                                                    (75,481)
                                                                   -----------

                                                                      (46,404)

General and administrative expenses                                    21,830
                                                                   -----------

Net loss                                                              (68,234)


Members' deficit, beginning                                                 -
                                                                   -----------

Members' deficit, ending                                           $  (68,234)
                                                                   ===========









                 See Accompanying Notes And Accountant's Report
                                       -3-

                            TRADE WINDS TELECOM, LLC
                             Statement of Cash Flow
              From December 8, 2003 (Inception) to December 2, 2004



Cash flow from operating activities:

     Net loss                                                      $  (68,234)
     Adjustments to reconcile net income
         to net cash provided by operating activities:
           Depreciation and amortization                                3,052
           (Increase) Decrease in:
               Accounts receivable                                     (2,281)
               Inventory                                               (4,849)
           Increase (Decrease) in:
               Deferred revenue                                         2,065
                                                                   -----------

           Net cash used by operating activities                      (70,247)
                                                                   -----------
Cash flow from investing activities:

     Purchase of software                                             (23,045)
                                                                   -----------

           Net cash used by investing activities                      (23,045)
                                                                   -----------

Cash flow from financing activities:

     Advances from members                                            128,600
     Repayments to members                                            (33,689)
                                                                   -----------

           Net cash used by financing activities                       94,911
                                                                   -----------
Summary:

Increase in cash and cash equivalents                                   1,619

Cash and cash equivalents, beginning                                        -
                                                                   -----------

Cash and cash equivalents, ending                                  $    1,619
                                                                   ===========






                See Accompanying Notes And Accountant's Report
                                       -4-

                            TRADE WINDS TELECOM, LLC
                          Notes to Financial Statements
                                December 2, 2004


    NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             Business Activities
             -------------------

             Trade Winds Telecom, LLC (the Company), was formed in 2003 and is engaged in selling internet based voice telecommunications products and services to international customers.

             Basis of Presentation
             ---------------------

             The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

             The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and to begin generating sales.

             As shown in the financial statements, the Company incurred a net loss of $68,234 from December 8, 2003 to December 2, 2004. At December 2, 2004, current liabilities exceeded current assets by $88,227 and total liabilities exceeded total assets by $68,234. These factors raise substantial doubt about the Company's ability to continue as a going concern.

             Use of Estimates
             ----------------

             Management  uses  estimates  and  assumptions  in  preparing  these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

             Fair Value of Financial Instruments
             -----------------------------------

             The Company's financial instruments consist of cash and cash equivalents, and accounts receivable. The carrying value of all financial instruments approximate fair value.

             Revenue Recognition
             -------------------

             Revenues from sales of telecommunication products and services are recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed and collectibility is probable.

                            TRADE WINDS TELECOM, LLC
                          Notes to Financial Statements
                                December 2, 2004


    NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
             -------------------------------------------------------

             Cash Equivalents
             ----------------

             The Company considers all liquid investments with a maturity of three months or less to be cash equivalents.

             Accounts Receivable
             -------------------

             Accounts receivable include balances billed but not yet paid by customers. Accounts receivable as of December 2, 2004 were $2,281. All receivables are expected to be collected within the Company's normal operating cycle.

             Inventory
             ---------

             Inventory is stated at the lower of cost or market cost and determined based on the specific identification method.

             Software and Website Development Costs
             --------------------------------------

             The Company has developed software and website applications that are used in providing internet phone services to customers. Software and website development costs are capitalized once technological feasibility of the software has been established. Costs incurred prior to establishing technological feasibility are expensed as incurred. Technological feasibility is established when the Company has completed all planning and designing activities that are necessary to determine that a product can be produced to meet its design specifications, including functions, features and technical performance requirements. Capitalization of costs ceases when the product is available for general use. Software and website development costs are amortized using the straight-line method over the estimated useful life of the software, which is generally three years. Amortization expense from inception to December 2, 2004 was $3,052.

             Advertising Costs
             -----------------

             All of the Company's advertising costs are expensed as incurred. The amount charged to expense for the period January 1, 2004 to December 2, 2004 was $1,627.

             Income Taxes
             ------------
             The Company is treated as a partnership for federal income tax purposes. Under those provisions, the Company does not pay Federal or State corporate income taxes on its taxable income. Instead, the members are liable for individual Federal and State income taxes on the Company's taxable income. Therefore, no expense or liability for Federal or State income taxes has been included in these financial statements. The Company's net loss is allocated among the members in accordance with the regulations of the Company.

                            TRADE WINDS TELECOM, LLC
                          Notes to Financial Statements
                                December 2, 2004


    NOTE B - LEASES
             ------

             The company utilizes office space owned by the members or entities owned by members of the Company. No formal lease agreement is in effect and rent has not been charged to the Company.


    NOTE C - RELATED PARTY TRANSACTIONS
             --------------------------

             The Company's expenses were paid and operating funds advanced to the Company from time to time by a related party owned by the members of the Company. The amount of $94,911 reflected on the balance sheet as at December 2, 2004 represents the advances net of any repayments. The balance is due on demand. The approximate average balance from inception to December 2, 2004 was $47,133. In addition, the Company paid $8,657 to an employee of an entity owned by the members of the Company for consulting services.


    NOTE D - SUBSEQUENT EVENT
             ----------------

             On December 3, 2004 the Company entered into a definitive agreement with WhistlerTel, Inc., (a wholly-owned subsidiary of Hybrid Technologies, Inc. (formerly Whistler Investments, Inc.), to sell the assets related to its internet based voice telecommunications products and services for $100,000. The purchase price was paid with a cash payment of $20,000 and a one-year note in the principal amount of $80,000.

(b)         Pro forma financial information.


Hybrid Technologies, Inc. (formerly Whistler Investments, Inc.)
Unaudited Pro Forma Consolidated Condensed Financial Statements


Hybrid Technologies, Inc. (formerly Whistler Investments, Inc.) ("Company") completed an acquisition through its one hundred percent (100%) owned subsidiary, WhistlerTel, Inc. (the "acquisition"). The transaction is more fully described below.

Trade Winds Telecom, LLC (Trade Winds) Transaction: On December 3, 2004, we purchased substantially all of the assets of Trade Winds for $20,000 in cash and an $80,000 note to Trade Winds. The acquisition was recorded as a purchase transaction. Trade Winds was organized in 2003 and had no operations prior to January 31, 2004.

Trade Winds provides internet based telephone services and related equipment to customers throughout North America.

The accompanying unaudited pro forma consolidated condensed financial statements illustrate the effects of the acquisition on the Company's results of operations and financial position. The unaudited pro forma consolidated condensed statements of operations for the twelve months ended January 31, 2005 are based on historical statement of operations and assume that the acquisition had occurred as of the beginning of the period presented. The unaudited pro forma consolidated condensed statement of financial position as of January 31, 2005 is based on the historical statement of financial position of the company and assumes that the acquisition had occurred as of the period presented.

Certain information normally included in the financial statements prepared in accordance with generally accepted accounting principles has be condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with our audited financial statements in our Form 10-KSB Annual Report.

Hybrid Technologies, Inc.
Unaudited Pro Forma Consolidated Statement of Financial Position
As of January 31, 2005


                                                                                                               Pro Forma Hybrid
                                                  Hybrid Technologies                    Trade Winds           Technologies Inc.
                                                   Inc. Consolidated    Trade Winds       Purchase               Consolidated
                                                      (unaudited)         Telecom        Adjustments              (unaudited)

       Assets
       Cash and cash equivalents                           103,717              1,619         (1,619) a)               103,717
       A/R                                                   3,479              2,281            (64) a)                 5,696
       Inventory                                            (6,122)             4,849         20,175  c)                18,902
       Other current assets                                 10,962                               175  c)                11,137
                                                       -------------------------------------------------------------------------

       Total Current Assets                                112,036              8,749         18,667                   139,452

       Property and equipment, net                           7,603                                                       7,603

       Software Development, net                                 -             19,993                                   19,993

       Other Assets, net                                   153,671                                                     153,671

                                                       -------------------------------------------------------------------------

       Total Assets                                        273,310             28,742         18,667                   320,719
                                                       =========================================================================

       Liabilities and Shareholders' Equity


       Note Payable                                                                           80,000  g)                80,000
       Account payable and accrued expenses                357,350              2,065          1,334  i)               360,749
       Accounts payable, related parties                 1,798,903             94,911        (94,911) e)             1,798,903
                                                       -------------------------------------------------------------------------

       Total Current Liabilities                         2,156,253             96,976        (13,577)                2,239,652

       Long-term debt                                    3,000,000                                                   3,000,000
       Minority Interest                                     2,479                                                       2,479

       Shareholders' equity
       Common stock                                         59,615                                                      59,615
       Additional paid in capital                       13,677,580                           (54,656) d)            13,622,924
       Accumulated deficit                             (18,622,617)           (68,234)        68,234  f)           (18,603,951)
                                                                                              20,000  h)
                                                                                              (1,334) i)
                                                       ------------------------------------------------------------------------

       Total Shareholders' Equity                       (4,885,422)           (68,234)        32,244                (4,921,412)
                                                       ------------------------------------------------------------------------

       Total Liabilities and Shareholders' Equity          273,310             28,742         18,667                   320,719
                                                       ========================================================================






       See notes to unaudited pro forma consolidated financial statements

Hybrid Technologies, Inc.
Unaudited Pro Forma Consolidated Statement of Financial Position
As of January 31, 2005


                                                                                                               Pro Forma Hybrid
                                                  Hybrid Technologies                    Trade Winds           Technologies Inc.
                                                   Inc. Consolidated    Trade Winds       Purchase               Consolidated
                                                      (unaudited)         Telecom        Adjustments              (unaudited)



      Sales                                                 16,464             29,077                                   45,541
      Cost of Sales                                         25,939             75,481                                  101,420
                                                       ------------------------------------------------------------------------

      Gross Profit                                          (9,475)           (46,404)             -                   (55,879)

      General and administrative expense               (12,431,030)           (21,830)             -               (12,452,860)
                                                       ------------------------------------------------------------------------

      Loss from operations                             (12,440,505)           (68,234)             -               (12,508,739)

      Other income (expense)                                18,059                  -         (1,334) i)                16,725
                                                       ------------------------------------------------------------------------

      Net (loss) before minority interest              (12,422,446)           (68,234)        (1,334)              (12,492,014)

      Minority interest in net loss                         16,720                  -                                   16,720
                                                       ------------------------------------------------------------------------

      Net loss attribtued to common shares             (12,405,726)           (68,234)        (1,334)              (12,475,294)
                                                       ========================================================================

      Pro forma net income (loss) per common share

      Net (loss) per share, Basic and Full diluted           (0.20)                                                      (0.21)
                                                       ========================================================================

      Weighted number of shares                         60,584,000                                                  60,584,000
                                                       ============                                                ============




       See notes to unaudited pro forma consolidated financial statements

Hybrid Technologies, Inc.
Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

The following pro forma adjustments have been made to the historical financial statements of the Company:

a. Elimination of assets not purchased at closing.
b. Elimination of liabilities not assumed.
c. Recognition of inventory and other current assets assumed in the acquisition.
d. Recognition of the excess of the cost bases of the assets acquired.
e. Elimination of related-party debt not assumed at closing.
f. Elimination of Trade Winds equity for consolidation purposes
g. Recognition of Trade Winds note payable incurred as a result of the acquisition.
h. Recognition of equity contribution of the Company
i. Recognition of interest expense as a result of the acquisition.

                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            HYBRID TECHNOLOGIES, INC.


                            By /s/ Holly Roseberry
                               ------------------------------
                               Chief Executive Officer

Date: May 20, 2005